UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2005

(Exact name of registrant as specified in its charter)

KENTUCKY	0-1469	61-0156015
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Central Avenue Louisville, Kentucky 40208
(Address of principal executive offices)
(Zip Code)

502-636-4400
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
      A copy of the news release issued by Churchill Downs Incorporated (the "Company") on November 7, 2005 announcing the results of operations and financial condition for the third quarter ended September 30, 2005, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(a) Exhibit 99.1 Press release dated November 7, 2005 issued by Churchill Downs Incorporated.

Exhibit No.	Description

Exhibit 99.1	Press release dated November 7, 2005 issued by Churchill Downs Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

Date: November 7, 2005	By:/s/ Michael W. Anderson
Michael W. Anderson
Vice President Finance and Treasurer